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                                                                 EXHIBIT 10.25.3


                                   May 1, 2001

Netzee, Inc.
6190 Powers Ferry Road
Suite 400
Atlanta, Georgia  30339
Attention: Richard S. Eiswirth

                  Re:      Consent and Release

Dear Rick:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 2, 2001 among Netzee, Inc. ("Borrower"), John H. Harland Company, as a Lender ("Harland"), and The InterCept Group, Inc., as a Lender ("InterCept") and as Agent for the Lenders (in such capacity, "Agent") (as amended, restated, supplemented and otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein but without definition shall have the meanings ascribed to such terms in the Credit Agreement.

         Borrower has requested that the Agent and the Lenders (i) grant their consent to the sale (the "Asset Sale") by Call Me Bill, LLC and Borrower ("Sellers") to iPAY, LLC ("Purchaser"), pursuant to that certain Asset Purchase Agreement of even date herewith among Sellers and Purchaser (the "Purchase Agreement"), of the "Assets" (as defined in the Purchase Agreement) (the "Assets"); (ii) agree to the release of the Agent's security interest in the Assets; (iii) agree that InterCept's Commitment shall not be permanently reduced as a result of Borrower's prepayment of Revolving Credit Advances with the Net Proceeds of the Asset Sale; and (iv) agree that Harland's Commitment shall be permanently reduced only by an amount equal to $225,000 as a result of Borrower's prepayment of Revolving Credit Advances with the Net Proceeds of the Asset Sale (such consents and agreements by Agent and the Lenders, collectively, the "Consents and Release").

          In order to induce the Agent and the Lenders to grant their approval as provided herein, Borrower represents and warrants to the Agent and the Lenders that, after giving effect to the Consents and Release:

         (i) all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date; and

         (ii) the Asset Sale does not, and when consummated, will not, violate any term or provision of the Credit Agreement or create a Default or Event of Default thereunder.

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         In reliance upon the representations, warranties and undertakings herein provided by Borrower to the Agent and Lenders, the Lenders and the Agent hereby grant to Borrower the Consents and Release, provided, that Sellers, promptly following the closing of the Asset Sale, deliver to Agent, for the benefit of the Lenders, (i) 100% of the Net Proceeds of the Asset Sale received by Sellers at the closing of the Asset Sale, in the minimum aggregate amount of $1,000,000, in prepayment of outstanding principal amounts of the Revolving Credit Advances (none of which prepayment shall reduce InterCept's Commitment and only $225,000 of which prepayment shall reduce Harland's Commitment) and
(ii) a true and correct copy of the asset purchase and sale agreement evidencing the Asset Sale. Agent agrees to deliver to Borrower and Seller, at the closing of the Asset Sale and from time to time thereafter, such Uniform Commercial Code statements of release, intellectual property releases, and other documents and instruments as Borrower or Seller shall reasonably request to evidence the release of Agent's liens in the Assets.

         For the avoidance of doubt, the parties acknowledge and agree that, immediately after giving effect to the prepayment of Revolving Credit Advances by Borrower with the Net Proceeds of the Asset Sale as set forth in the immediately preceding paragraph, that (i) the amount of InterCept's Commitment shall continue to be $15,000,000, and the amount of Harland's Commitment shall be reduced to $4,775,000; (ii) the Aggregate Commitment shall be reduced to $19,775,000; and (iii) InterCept's Credit Percentage shall be increased to 75.85%, and Harland's Credit Percentage shall be reduced to 24.15%.

         This approval letter may be executed by facsimile signature and issued in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Borrower acknowledges and agrees that this approval letter constitutes a Loan Document and shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof. Please evidence your acknowledgment of and agreement to the foregoing by executing this letter below in the place indicated.

      [Remainder of page intentionally blank; next page is signature page]


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                                    Yours very truly,

                                    THE INTERCEPT GROUP, INC., as
                                    Agent and Lender


                                    By: /s/Scott R. Meyerhoff
                                        ----------------------------------------
                                    Title: SVP CFO
                                           -------------------------------------


                                    JOHN H. HARLAND COMPANY, as Lender


                                    By: /s/ John Stakel
                                        ----------------------------------------
                                    Title: VP/Treasurer
                                           -------------------------------------


         The foregoing is accepted, and each term agreed to, as of the date first set forth above, by Sellers.

                                    NETZEE, INC.


                                    By: /s/ Donny R. Jackson
                                        ----------------------------------------
                                    Title: CEO
                                           -------------------------------------


                                    CALL ME BILL, LLC


                                    By: /s/ Donny R. Jackson
                                        ----------------------------------------
                                    Title: CEO
                                           -------------------------------------